Exhibit 24.3
GREIF, INC.
POWER OF ATTORNEY
FOR
FORM 10-K ANNUAL REPORTS

The undersigned, a director of Greif, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Ole Rosgaard and each of his successors to the office of Chief Executive Officer of the Company, and each of them, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director of the Company, to execute any and all of the Company’s Annual Reports on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on June 3, 2024.

                     /s/ Jillian C. Evanko
Signature of Director

GREIF, INC.
POWER OF ATTORNEY
FOR
FORM 10-K ANNUAL REPORTS

The undersigned, a director of Greif, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Ole Rosgaard and each of his successors to the office of Chief Executive Officer of the Company, and each of them, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director of the Company, to execute any and all of the Company’s Annual Reports on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on August 26, 2024.

                     /s/ B. Andrew Rose
Signature of Director